UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

Supertex, Inc.
(Name of Registrant as Specified In Its Charter)

Microchip Technology Incorporated
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Supertex, Inc.
Commission File No.: 000-12718

On February 10, 2014, Microchip Technology Incorporated (“MCHP”) distributed (i) a letter to Supertex, Inc.’s (“Supertex”) employees, (ii) a letter to MCHP's employees, (iii) a letter to Supertex's customers and channel partners and (iv) a letter to Supertex’s suppliers, each relating to MCHP’s acquisition of Supertex. The full text of the four letters is as follows:

February 10, 2014

To: All Supertex Employees
From: Steve Sanghi
Subject: Welcome to Microchip!

Today Microchip Technology announced the signing of a definitive agreement to acquire Supertex. The transaction is subject to the approval of shareholders of Supertex, regulatory approvals and customary closing conditions. We expect the transaction to close in the second calendar quarter of 2014. I am excited by the business possibilities created by the Supertex acquisition, and I would like to take this opportunity to welcome you all to the Microchip family!

Microchip is a leading provider of embedded control solutions through our Microcontroller, Mixed-Signal, Analog, Flash IP solutions and Memory product lines. The acquisition of Supertex adds your strong portfolio of high voltage Analog and Mixed-Signal solutions aimed at the medical, industrial and lighting markets to Microchip. I believe the complementary product lines of Microchip and Supertex will offer our combined customers a broader range of innovative solutions to serve their needs. I am looking forward to working with the Supertex team and continuing to provide challenging and rewarding work at the combined company.

I will be in Sunnyvale and San Jose tomorrow hosting meetings with Henry Pao and all Supertex employees as a first introduction of Microchip to you. Look for an invitation with more details shortly.
My executive team and I will also start the process of getting to know more of you personally through one on one meetings starting tomorrow and in the weeks to come. Also over the next few months we will be working closely with Supertex leaders worldwide to develop joint plans for how we can operate even more effectively as one company after the acquisition is completed.

In the meanwhile please continue to stay focused on executing your plans and achieving the results we will build on together after the acquisition is completed. We will provide periodic communication so that you stay informed. We look forward to the future as we bring our two innovative and successful companies together.

Best Wishes,

/s/ Steve Sanghi

Steve Sanghi
President and CEO
Microchip Technology Incorporated

Letter to Employees – Page 2

Cautionary Statement:
Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.
Additional Information and Where to Find It:
Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

February 10, 2014

To: All Microchip Employees
From: Steve Sanghi
Subject: Supertex Acquisition

Today Microchip Technology announced the signing of a definitive agreement to acquire Supertex. The transaction is subject to the approval of shareholders of Supertex, regulatory approvals and customary closing conditions. We expect the transaction to close in the second calendar quarter of 2014. More information about the acquisition is available on our Investor Relations website in the form of a presentation we made to investors this morning.

The acquisition of Supertex adds their strong portfolio of high voltage Analog and Mixed-Signal solutions aimed at the medical, industrial and lighting markets to Microchip. I believe the complementary product lines of Microchip and Supertex will offer our combined customers a broader range of innovative solutions to serve their needs. I am excited by the business possibilities created by the Supertex acquisition, and look forward to welcoming the Supertex team to the Microchip family!

A select group of Microchip team members will start the process of getting to know more of the Supertex team. Over the next few months we will be working closely with Supertex leaders worldwide to jointly develop integration plans for how we can operate effectively as one company after the acquisition is completed.

If you have not been asked to participate in the integration planning process, please continue to stay focused on executing our business plans as the Microchip core business must go on. We will provide periodic communication so that you stay informed.

Best Wishes,

/s/ Steve Sanghi

Steve Sanghi
President and CEO
Microchip Technology Incorporated

Cautionary Statement:
Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Letter to Employees – Page 2

Additional Information and Where to Find It:
Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

February 10, 2014

Dear Valued Supertex Customers and Channel Partners,

Today Microchip Technology announced the signing of a definitive agreement to acquire Supertex. The transaction is subject to the approval of shareholders of Supertex, regulatory approvals and customary closing conditions. We expect the transaction to close in the second calendar quarter of 2014.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Mixed-Signal, Analog, Flash IP solutions and Memory product lines. The acquisition adds Supertex’s strong portfolio of high voltage Analog and Mixed-Signal solutions aimed at the medical, industrial and lighting markets to Microchip. The combined product lines of Microchip and Supertex will offer you a broader range of innovative solutions to serve your needs.

Operationally it will be business as usual for customers and channel partners. We will communicate any changes that may occur to you as timely as possible, but for the foreseeable future, we request that you continue to do business using your current contacts and processes for Supertex products.

We remain committed to providing you with outstanding customer service, advanced technology solutions, industry-leading supply chain management, and world-class quality and manufacturing. We look forward to a long and mutually beneficial relationship.

If you have any questions or concerns, please contact your local sales contact.

Best Regards,

/s/ Steve Sanghi	/s/ Henry Pao

Steve Sanghi	Henry Pao
President and CEO	President and CEO
Microchip Technology Incorporated	Supertex Incorporated

Cautionary Statement:
Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Letter to Customers and Channel Partners – Page 2

Additional Information and Where to Find It:
Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

February 10, 2014

Dear Valued Supertex Supplier,

Today Microchip Technology announced the signing of a definitive agreement to acquire Supertex. The transaction is subject to the approval of shareholders of Supertex, regulatory approvals and customary closing conditions. We expect the transaction to close in the second calendar quarter of 2014.

Microchip is a leading provider of embedded control solutions through our Microcontroller, Mixed-Signal, Analog, Flash IP solutions and Memory product lines. The acquisition adds Supertex’s strong portfolio of high voltage Analog and Mixed-Signal solutions aimed at the medical, industrial and lighting markets to Microchip.

Operationally it will be business as usual for our supply chain partners. We look forward to working closely with you after the acquisition is completed and request that you continue to do business using your existing contacts and processes currently in place with Supertex.

Best Regards,

/s/ Steve Sanghi	/s/ Henry Pao

Steve Sanghi	Henry Pao
President and CEO	President and CEO
Microchip Technology Incorporated	Supertex Incorporated

Cautionary Statement:
Statements about the expected timing, completion, benefits and effects of the proposed transaction, and other statements in this letter that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip’s and Supertex’s existing relationships with customers and vendors and their operating results and businesses; the costs and outcome of any litigation involving Microchip, Supertex or the acquisition transaction; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10‑Q and 8-K. You can obtain copies of such Forms 10-K, 10-Q and 8-K and other relevant documents for free, as applicable, at Microchip’s website (www.microchip.com) , at Supertex’s website (www.supertex.com), the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.

Additional Information and Where to Find It:
Supertex intends to file a proxy statement in connection with the acquisition transaction. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, Supertex and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Supertex in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2013. Additional information regarding the directors and executive officers of Supertex is also included in Supertex’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 2, 2013. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.